MAXIM SERIES FUND, INC.

Maxim Aggressive Profile I Portfolio                 Maxim Moderately Aggressive Profile I Portfolio
Maxim Moderate Profile I Portfolio                   Maxim Moderately Conservative Profile I Portfolio
Maxim Conservative Profile I Portfolio


                               (the "Portfolios")
                                ----------------
                             8515 East Orchard Road
                           Greenwood Village, CO 80111
                                 (800) -537-2033



This Prospectus describes five of the thirty-four portfolios of Maxim Series Fund, Inc. (the Fund"), three of which are "Equity Portfolios," and two of which are "Debt Portfolios". GW Capital Management, LLC, doing business as Maxim Capital Management, LLC ("MCM"), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"), serves as investment adviser to each of the Portfolios. Several of the Portfolios are managed on a day-to-day basis by "Sub-Advisers" hired by MCM.

Each Portfolio is a series of the Fund. Each Portfolio operates as a separate mutual fund and has its own investment objectives and strategies.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore you cannot purchase shares of the Portfolios directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the Portfolios available for investment.

This Prospectus contains important information about each Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

             The Securities and Exchange Commission has not approved
           or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.
            Any representation to the contrary is a criminal offense.

                   The date of this Prospectus is May 1 , 2005

The Portfolios at a Glance....................................................3

Fees and Expenses............................................................10

Examples.....................................................................10

More Information About the Portfolios........................................11
         The Equity Portfolios...............................................11
         The Debt Portfolios.................................................12
         Money Market Instruments and Temporary Investment Strategies........13

         Other Investment Practices..........................................13
         Foreign Securities..................................................13
         Derivatives.........................................................14
         Other Risk Factors Associated with the Portfolios...................14

Management of the Portfolios.................................................14

Important Information About Your Investment..................................16
         Investing in the Portfolios.........................................16
         Pricing Shares......................................................16
         Dividends and Capital Gains Distributions...........................18
         Frequent Purchases and Redemptions of Fund Shares...................18
         Tax Consequences....................................................19

Legal Proceedings............................................................19

Financial Highlights.........................................................20

Additional Information.......................................................26

                           THE PORTFOLIOS AT A GLANCE

The following information about each Portfolio is only a summary of important information you should know. More detailed information about the Portfolios' investment strategies and risks is included elsewhere in this Prospectus. Please read this prospectus carefully before investing in any of the Portfolios.

MAXIM PROFILE PORTFOLIOS

There are five separate Maxim Profile I Portfolios (collectively, the "Profile Portfolios"). Each Profile Portfolio provides an asset allocation program designed to meet certain investment goals based on an investor's risk tolerance, investment horizon and personal objectives. Each Profile Portfolio pursues its investment objective by investing in other mutual funds (the "Underlying Portfolios"), including mutual funds that are not affiliated with Maxim Series Fund.

The investment objective for each Profile Portfolio is to:

Aggressive Profile
o Seek long-term capital appreciation primarily through investments in Underlying Portfolios that emphasize equity investments.

Moderately Aggressive Profile
o Seek long-term capital appreciation primarily through investments in Underlying Portfolios that emphasize equity investments, and to a lesser degree, in Underlying Portfolios that emphasize fixed income investments.

Moderate Profile
o Seek long-term capital appreciation primarily through investments in Underlying Portfolios with a relatively equal emphasis on equity and fixed income investments.

Moderately Conservative Profile
o Seek capital appreciation primarily through investments in Underlying Portfolios that emphasize fixed income investments, and to a lesser degree, in Underlying Portfolios that emphasize equity investments.

Conservative Profile
o Seek capital preservation primarily through investments in Underlying Portfolios that emphasize fixed income investments.

The principal investment strategies for each Profile Portfolio are to:

o Invest in Underlying Portfolios according to an asset allocation program designed to meet an investor's risk tolerance, investment time horizons and personal objectives.

Following is an illustration of each Profile Portfolio according to its emphasis on income, growth of capital and risk of principal:

Profile Portfolio                   Income                    Growth of Capital         Risk of Principal
-----------------                   --------                  ------------------        -----------------
Aggressive Profile                  Low                       High                      High
Moderately Aggressive Profile       Low                       High to Medium            High
Moderate Profile                    Medium                    Medium to High            Medium
Moderately Conservative Profile     Medium to High            Low to Medium             Medium
Conservative Profile                High                      Low                       Low


o Maintain different allocations of equity and fixed income Underlying Portfolios with varying degrees of potential investment risk and reward.

o Select asset allocations and Underlying Portfolios to provide investors with five diversified, distinct options that meet a wide array of investor needs.

o Automatically rebalance each Profile Portfolio's holdings of Underlying Portfolios quarterly to maintain the appropriate asset allocation as well as the appropriate selection of Underlying Portfolios. Rebalancing generally occurs on the 20th of February, May, August and November (unless that day is not a business day in which case rebalancing will be effected on the next business day after the 20th). Rebalancing involves selling shares of one Underlying Portfolio and purchasing shares of another Underlying Portfolio.

The following chart describes the asset allocation ranges for each Profile
Portfolio:

======= ======================== ================ ================= ================ ================= ================
        Asset Class              Conservative     Moderately        Moderate         Moderately        Aggressive
                                                  Conservative                       Aggressive
        ------------------------ ---------------- ----------------- ---------------- ----------------- ----------------
  E     International            0-15%            0-30%             0-30%            5-35%             10-40%
  Q     ------------------------ ---------------- ----------------- ---------------- ----------------- ----------------
  U     Small-Cap                0-15%            0-15%             0-25%            0-25%             5-35%
  I     ------------------------ ---------------- ----------------- ---------------- ----------------- ----------------
  T     MidCap                   0-15%            0-25%             0-30%            5-35%             15-45%
  Y     ------------------------ ---------------- ----------------- ---------------- ----------------- ----------------
        Large-Cap                10-40%           10-40%            15-45%           20-50%            10-40%
-------------------------------- ---------------- ----------------- ---------------- ----------------- ----------------
  D     Bond                     30-50%           20-40%            5-25%            5-25%             0-10%
  E     ------------------------ ---------------- ----------------- ---------------- ----------------- ----------------
  B     Short-Term Bond          25-45%           10-30%            5-25%            0-10%             0-10%
  T
======= ======================== ================ ================= ================ ================= ================

MCM, the investment adviser, uses a proprietary investment process for selecting the Underlying Portfolios in which the Profile Portfolios invest. In accordance with its investment process, MCM may add new Underlying Portfolios or replace existing Underlying Portfolios. Changes in Underlying Portfolios, if deemed necessary by MCM, will only be made on a rebalancing date. Before each rebalancing date, MCM reviews the current Underlying Portfolios to determine if they continue to be appropriate in light of the objectives of the Profile Portfolios and researches and analyzes a myriad of mutual funds within each asset category to determine whether they would be suitable investments for the Profile Portfolios. MCM examines various factors relating to existing and potential Underlying Portfolios including performance records over various time periods, Morningstar ratings, fees and expenses, asset size and managerial style.

Each Profile Portfolio may invest 0% to 100% of its assets in Underlying Portfolios that are advised by MCM.

The Profile Portfolios each may invest in a fixed interest contract issued and guaranteed by GWL&A (the "GWL&A Contract"); short-term "government securities," as defined in Section 2(a)(16) of the 1940 Act; and other liquid, short-term, high-quality, fixed income investments which are only denominated in U.S. dollars in the percentages described in the chart above for the short-term bond category. The GWL&A Contract has a stable principal value and will pay each Profile Portfolio holding a GWL&A Contract a fixed rate of interest. GWL&A will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts (on a calendar quarter or other periodic basis). Because of the guaranteed nature of the contract, the Profile Portfolios holding a GWL&A Contract will not directly participate in the actual experience of the assets underlying the GWL&A Contract. Although under certain market conditions a Profile Portfolio's performance may be adversely affected by its investment in the GWL&A Contract, MCM believes that the stable nature of the GWL&A Contract should reduce a Profile Portfolio's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

In order to give you a better understanding of the types of Underlying Portfolios that fall within a particular asset category, the table below lists some Underlying Portfolios, divided by asset category, in which the Profile Portfolios may invest.

While the Profile Portfolios may invest in these Underlying Portfolios, the table is not intended to be a comprehensive listing of all Underlying Portfolios available for investment and is included only as an example. The Underlying Portfolios listed in the table are advised by MCM. The Profile Portfolios may also invest in Underlying Portfolios that are not advised by MCM.

Short-Term Bond                                      Mid-Cap Equity
oMaxim Short Duration Bond Portfolio                 oMaxim Ariel MidCap Value Portfolio
oGWL&A Contract                                      oMaxim T. Rowe Price MidCap Growth Portfolio

International Equity                                 Small-Cap Equity
oMaxim Templeton(R) International Equity Portfolio   oMaxim Ariel Small-Cap Value Portfolio
oMaxim INVESCO ADR Portfolio                         oMaxim Index 600 Portfolio
oMaxim MFS(R) International Growth Portfolio         oMaxim Loomis Sayles Small-Cap Value Portfolio
                                                     oMaxim MFS(R) Small-Cap Growth Portfolio

Large-Cap Equity                                     Bond
oMaxim Value Index Portfolio                         oMaxim Bond Index Portfolio
oMaxim Stock Index Portfolio                         oMaxim Loomis Sayles Bond Portfolio
oMaxim Growth Index Portfolio                        oMaxim U.S. Government Mortgage Securities Portfolio
oMaxim T. Rowe Price Equity/Income Portfolio         oMaxim Global Bond Portfolio
oMaxim Janus Large Cap Growth Portfolio              oMaxim Federated Bond Portfolio
oMaxim S&P 500 Index(R) Portfolio                    oMaxim Salomon Brothers High Yield Bond Portfolio

The principal investment risks for the Profile Portfolios include:

Risks Associated with Underlying Portfolios
o Since each Profile Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Profile Portfolios which invest in them.

o Changes in the net asset values of each Underlying Portfolio affect the net asset values of the Profile Portfolios invested in them. As a result, over the long-term the Profile Portfolios' ability to meet their investment objective will depend on the ability of the Underlying Portfolios to meet their own investment objectives.

o For the Aggressive, Moderately Aggressive and Moderate Profile Portfolios, the primary risks are the same as those associated with equity securities. Secondary risks are the same as those associated with debt securities.

o For the Moderately Conservative and Conservative Profile Portfolios, the primary risks are the same as those associated with debt securities. Secondary risks are the same as those associated with equity securities.


Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Non-Diversification Risk
o The Profile Portfolios are classified as non-diversified which means a relatively high percentage of their assets may be invested in securities of a limited number of Underlying Funds including funds primarily within the same industry or economic sector. As a result, a Profile Portfolio's securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

In addition, investors should be aware that in addition to fees directly associated with a Profile Portfolio, they will also indirectly bear the fees of the Underlying Portfolios.

Portfolio Performance Data for the Profile Portfolios
The bar charts and tables below provide an indication of the risk of investment in the Profile Portfolios' by showing changes in the Portfolios' performance in each full calendar year since inception and comparing their average annual total returns to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of each Profile Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Each Profile I Portfolio compares its return to the Wilshire 5000 Index plus at least one other index such as the Lehman Aggregate Bond Index or the MSCI EAFE Index.

Year-by-Year

Maxim Aggressive Profile I Portfolio

[OBJECT OMITTED]
1998     14.84%
1999     21.83%
2000     -6.82%
2001     -5.75%
2002    -17.62%
2003     30.57%
2004     16.89%

During the periods shown in the chart for the Maxim Aggressive Profile I Portfolio, the highest return for a quarter was 21.85% (quarter ending December 31, 1998) and the lowest return for a quarter was -18.38% (quarter ending September 30, 2002).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2004:

                                               One Year           Five Years        Since Inception
Maxim Aggressive Profile I Portfolio            16.89%               2.00%               6.59%
Wilshire 5000 Index                             12.48%              -1.45%               5.41%
MSCI EAFE Index                                 20.70%              -0.80%               4.62%

The inception date for the Maxim Aggressive Profile I Portfolio was September 9, 1997.

The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally.

Maxim Moderately Aggressive Profile I Portfolio

[OBJECT OMITTED]
1998     12.54%
1999     22.05%
2000     -4.34%
2001     -4.64%
2002    -12.03%
2003     23.94%
2004     13.38%

During the periods shown in the chart for the Maxim Moderately Aggressive I Profile Portfolio, the highest return for a quarter was 17.35% (quarter ending December 31, 1998) and the lowest return for a quarter was -13.70% (quarter ending September 30, 1998).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2004:

                                                              One Year         Five Years      Since Inception
Maxim Moderately Aggressive Profile I Portfolio                13.38%            2.43%              6.67%
Wilshire 5000 Index                                            12.48%           -1.45%              5.41%


                                       6


MSCI EAFE Index                                                20.70%           -0.80%              4.62%
Lehman Aggregate Bond Index                                    4.34%             7.71%              6.88%

The inception date for the Maxim Moderately Aggressive Profile I Portfolio was September 9, 1997.

The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

Maxim Moderate Profile I Portfolio

[OBJECT OMITTED]
1998     11.41%
1999     16.43%
2000     -1.38%
2001     -2.74%
2002     -8.52%
2003     20.19%
2004     11.34%

During the periods shown in the chart for the Maxim Moderate Profile I Portfolio, the highest return for a quarter was 13.87% (quarter ending December 31, 1998) and the lowest return for a quarter was -10.76% (quarter ending September 30, 1998).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2004:

                                               One Year           Five Years        Since Inception
Maxim Moderate Profile I Portfolio              11.34%               3.26%               6.28%
Wilshire 5000 Index                             12.48%              -1.45%               5.41%
MSCI EAFE Index                                 20.70%              -0.80%               4.62%
Lehman Aggregate Bond Index                     4.34%                7.71%               6.88%
Lehman 1-3 Year Credit Bond Index               1.81%                6.09%               5.95%

The inception date for the Maxim Moderate Profile I Portfolio was September 9, 1997.

The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets. The Lehman 1-3 Year Credit Bond Index is a subset of the Lehman Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate debt securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.

Maxim Moderately Conservative Profile I Portfolio

[OBJECT OMITTED]
1998     9.75%
1999     8.34%
2000    -0.12%


                                       7


2001    -0.66%
2002    -5.31%
2003    16.49%
2004     9.66%

During the periods shown in the chart for the Maxim Moderately Conservative Profile I Portfolio, the highest return for a quarter was 9.13% (quarter ending December 31, 1998) and the lowest return for a quarter was -7.10% (quarter ending September 30, 2002).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2004:

                                                              One Year          Five Years       Since Inception
Maxim Moderately Conservative Profile I Portfolio               9.66%              3.72%              5.30%
Wilshire 5000 Index                                            12.48%             -1.45%              5.41%
MSCI EAFE Index                                                20.70%             -0.80%              4.62%
Lehman Aggregate Bond Index                                     4.34%              7.71%              6.88%
Lehman 1-3 Year Credit Bond Index                               1.81%              6.09%              5.95%


The inception date for the Maxim Moderately Conservative Profile I Portfolio was September 9, 1997.

The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets The Lehman 1-3 Year Credit Bond Index is a subset of the Lehman Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate debt securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.

Maxim Conservative Profile I Portfolio

[OBJECT OMITTED]
1998     8.25%
1999     4.86%
2000     5.86%
2001     2.91%
2002    -0.69%
2003    11.33%
2004     6.92%

During the periods shown in the chart for the Maxim Conservative Profile I Portfolio, the highest return for a quarter was 5.42% (quarter ending June 30, 2003) and the lowest return for a quarter was -2.51% (quarter ending September 30, 2002).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2004:

                                                     One Year           Five Years       Since Inception
Maxim Conservative Profile I Portfolio                 6.92%               5.19%              5.83%
Wilshire 5000 Index                                   12.48%              -1.45%              5.41%
Lehman Aggregate Bond Index                            4.34%               7.71%              6.88%
Lehman 1-3 Year Credit Bond Index                      1.81%               6.09%              5.95%
MSCI EAFE Index                                       20.70%              -0.80%              4.62%

The inception date for the Maxim Conservative Profile I Portfolio was September 9, 1997.

                                       8


The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets. The Lehman 1-3 Year Credit Bond Index is a subset of the Lehman Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate debt securities. Maturities are constrained to one to three years, and minimum issue size is $100 million. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally. The MSCI EAFE Index was added as a comparison index to address the international equity asset allocation, if any to this Portfolio.



                                       9


                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Investors who purchase the Portfolios through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. The expenses shown for all Portfolios are for the fiscal year ended December 31, 2004. Current or future expenses may be greater or less than those presented.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)




------------------------------ ---------------- ----------------- -------------- --------------- --------------
                                    Maxim            Maxim            Maxim          Maxim           Maxim
                                 Aggressive        Moderately       Moderate       Moderately    Conservative
                                 Profile I1        Aggressive      Profile I1     Conservative    Profile I1
                                                   Profile I1                      Profile I1
------------------------------ ---------------- ----------------- -------------- --------------- --------------
------------------------------ ---------------- ----------------- -------------- --------------- --------------
Management Fees                     0.25%            0.25%            0.25%          0.25%           0.25%
------------------------------ ---------------- ----------------- -------------- --------------- --------------
------------------------------ ---------------- ----------------- -------------- --------------- --------------
Distribution (12b-1) Fees           NONE              NONE            NONE            NONE           NONE
------------------------------ ---------------- ----------------- -------------- --------------- --------------
------------------------------ ---------------- ----------------- -------------- --------------- --------------
Other Expenses                      0.00%            0.00%            0.00%          0.00%           0.00%
------------------------------ ---------------- ----------------- -------------- --------------- --------------
------------------------------ ---------------- ----------------- -------------- --------------- --------------
Total Annual Portfolio
Operating Expenses                  0.25%            0.25%            0.25%          0.25%           0.25%
------------------------------ ---------------- ----------------- -------------- --------------- --------------

1 Each Profile I Portfolio (collectively, "Profile Portfolios") will invest in shares of Underlying Portfolios. Therefore, each Profile Portfolio will, in addition to its own expenses such as management fees, bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each Profile Portfolio will be reduced by the Underlying Portfolio's expenses. As of the date of this prospectus, the range of expenses expected to be incurred in connection with each Profile Portfolio's investments in Underlying Portfolios is: Maxim Aggressive Profile I - 0.82% to 1.20%; Maxim Moderately Aggressive Profile I - 0.60% to 1.30%; Maxim Moderate Profile I - 0.60% to 1.30%; Maxim Moderately Conservative Profile I - 0.60% to 1.30%; Maxim Conservative Profile I - 0.60% to 1.30%. This information is provided as a weighted-average range of the expense ratios since the average assets of each Profile Portfolio invested in Underlying Portfolios will fluctuate. The total expense ratios may be higher or lower depending on the allocation of a Profile Portfolio's assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios.

                                    EXAMPLES

These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The Examples do not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable.

The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Portfolio                                          1 Year         3 Years          5 Years         10 Years
Maxim Aggressive Profile I                         $26            $81              $142            $322
Maxim Moderately Aggressive Profile I              $26            $81              $142            $322
Maxim Moderate Profile I                           $26            $81              $142            $322
Maxim Moderately Conservative Profile I            $26            $81              $142            $322
Maxim Conservative Profile I                       $26            $81              $142            $322




                                       10


                      MORE INFORMATION ABOUT THE PORTFOLIOS

        -----------------------------------------------------------------
         Some of the Portfolios are managed by sub-advisers which manage other mutual funds having similar names and investment
         objectives. While some of the Portfolios may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolios are not otherwise directly related to any other mutual funds. Consequently, the investment
            performance of other mutual funds and any similarly-named
                       Portfolio may differ substantially.
        -----------------------------------------------------------------

Each Portfolio follows a distinct set of investment strategies. Three Portfolios are considered to be "Equity Portfolios" because they invest primarily in equity securities (mostly common stocks). Two Portfolios are considered to be "Debt Portfolios" because they invest primarily in debt securities (mostly bonds). All percentage limitations relating to the Portfolios' investment strategies are applied at the time a Portfolio acquires a security.

Equity Portfolios

Each of the Maxim Aggressive and Moderately Aggressive Profile Portfolios will normally invest at least 65% of their assets in equity securities. Each of the other Equity Portfolios will normally invest at least 80% of their assets in equity securities. Therefore, as an investor in an Equity Portfolio, the return on your investment will be based primarily on the risks and rewards of equity securities. The Equity Portfolios include:

 o   Maxim Aggressive Profile I Portfolio             o   Maxim Moderately Aggressive Profile I Portfolio
 o   Maxim Moderate Profile I Portfolio++

++ Please note that the Maxim Moderate Profile I Portfolio may invest in the short-term bond and bond categories up to a combined 50%. It is, therefore, important that an investor also review the discussion regarding "Debt Portfolios" below beginning on page 12.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company's profits (or losses). Common stocks also entitle the holder to share in any of the company's dividends. The value of a company's stock may fall as a result of factors which directly relate to that company, such as lower demand for the company's products or services or poor management decisions. A stock's value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company's financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

The Equity Portfolios may invest in common stocks and other equity securities of U.S. and foreign companies. Equity investments in foreign companies present special risks and other considerations - these are discussed below under "Foreign Securities" on page 13.

The Equity Portfolios may invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons. Money market instruments are discussed below under "Money Market Instruments and Temporary Investments." Debt securities are discussed below under "Debt Portfolios." Each Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under "Derivatives" on page 14.

The Aggressive Profile I, Moderately Aggressive Profile I and Moderate Profile I Portfolios are considered "Equity Portfolios" because they invest primarily in Underlying Portfolios that emphasize equity investments. However, these Profile Portfolios invest in Underlying Portfolios that invest in debt securities and, therefore, to that extent are subject to the risks and rewards associated with debt securities. As well, to the extent an Underlying Portfolio invests in


                                       11


derivatives, a Profile Portfolio investing in that portfolio would also be exposed to the risks and rewards associated with derivative transactions.

Debt Portfolios

Each of the Maxim Conservative and Moderately Conservative Profile I Portfolios will normally invest at least 65% of its assets in debt securities. Each of the other Debt Portfolios will normally invest at least 80% of its assets in debt securities. Therefore, as an investor in Debt Portfolios, the return on your investment will be based primarily on the risks and rewards of debt securities or bonds. Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in each Portfolio's investment strategies. In addition to bonds, debt securities also include money market instruments. The Debt Portfolios include:

o  Maxim Moderately Conservative Profile I Portfolio++         o  Maxim Conservative Profile I Portfolio++

++ Please note that the Maxim Moderately Conservative and Maxim Conservative Profile I Portfolios may invest in the equity categories described above. It is, therefore, important that an investor also review the discussion regarding "Equity Portfolios" above beginning on page 11.

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as "interest rate risk."

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody's. "Credit risk" relates to the issuer's ability to make payments of principal and interest when due.

The lower a bond's quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality. They are discussed separately below under "Money Market Instruments and Temporary Investment Strategies."

Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value. The Maxim Loomis Sayles Bond Portfolio may also invest in below investment grade debt securities.

The Debt Portfolios may invest in bonds of U.S. and foreign issuers. Investments in foreign securities present special risks and other considerations - these are discussed below under "Foreign Securities" on page 13.

While the Debt Portfolios intend to principally invest in bonds, they may make other types of investments. For example, some of the Debt Portfolios may invest a portion of their assets in equity securities. Equity securities are discussed above under "Equity Portfolios." Each of the Debt Portfolios may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under "Derivatives" on page 14.


                                       12



Money Market Instruments and Temporary Investment Strategies

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers' acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by a Portfolio does not guarantee the net asset value of its shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies
The Portfolios each may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM or the Portfolio's sub-adviser. Each Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, or the Portfolio's sub-adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should a Portfolio take this action, it may not achieve its investment objective.


                           OTHER INVESTMENT PRACTICES

Foreign Securities

Many of the other Portfolios may, in a manner consistent with their respective investment objective and policies, invest in foreign securities. Accordingly, as an investor in these Portfolios, you also should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause a Portfolio to lose money when converting investments from foreign currencies into U.S. dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject a Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of "emerging market" countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in a Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

A Portfolio that pursues investment in foreign securities as its principal investment strategy has substantial exposure to foreign markets. The other Portfolios which may invest in foreign securities have some exposure to foreign markets. This exposure will be minimized to the extent these Portfolios invest primarily in securities of U.S. issuers.

ADRs are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

                                       13


ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. dollars and annual reports and shareholder literature printed in English.

Derivatives

Each Portfolio, other than the Profile Portfolios, can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as "derivative" transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject a Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are "marked to market" daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer's demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If MCM or a sub-adviser judges market conditions incorrectly or employs a strategy that does not correlate well with a Portfolio's investments, these techniques could result in a loss. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for a Portfolio to lose more than its original investment in a derivatives transactions. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolios

As a mutual fund, each Portfolio is subject to market risk. The value of a Portfolio's shares will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the securities held by the Portfolio.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of any Portfolio.

A complete listing of the Portfolios' investment limitations and more detailed information about their investment policies and practices are contained in the Statement of Additional Information.


                          MANAGEMENT OF THE PORTFOLIOS

MCM provides investment advisory, accounting and administrative services to the Fund. MCM's address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.7 billion. MCM and its affiliates have been providing investment management services since 1969.


                                       14


The management fees paid to MCM for the last fiscal year are as follows:

Portfolio                                   Percentage of Average Net Assets
Maxim Aggressive Profile I                                 0.25%
Maxim Moderately Aggressive Profile I                      0.25%
Maxim Moderate Profile I                                   0.25%
Maxim Moderately Conservative I                            0.25%
Maxim Conservative Profile I                               0.25%

A discussion regarding the basis for the board of directors approving any investment advisory contract of the Fund is available in the Fund's annual report to shareholders for the six months ending December 31, 2004.

For the Profile Portfolios, which are "directly" advised by MCM (i.e., without the assistance of a sub-adviser), MCM uses teams of professionals to manage the assets of those Portfolios. The Profile Portfolio has a separate team and all of the members of the team are jointly and primarily responsible for the day-to-day management of the Portfolios. The team meets regularly to review Portfolio holdings and to discuss purchase and sale activity. Team members buy and sell securities for a Portfolio as they see fit, guided by the Portfolio's investment objective and strategy.

The Maxim Profile Portfolios are managed by an advisory Committee chaired by Mark Corbett. As committee chairman, Mr. Corbett has day-to-day responsibility for managing the Portfolios and works with the committee in developing and executing the Portfolios' investment program. Mr. Corbett, Senior Vice President of GW Capital Management and Senior Vice President, Investments of Great-West Life & Annuity Insurance Company, has provided advisory services for Profile Portfolios since inception in 1997. Mr. Corbett also serves on the Board of Directors of MCM. Prior to his employment with Great-West Life & Annuity Insurance Company in 1987, Mr. Corbett was a Chartered Accountant with Thorne, Ernst & Whinney. He was educated at the University of Manitoba, Canada where he received a Bachelor of Commerce (Honours Degree) in Accounting and Finance. Mr. Corbett is both a Chartered Accountant and a Chartered Financial Analyst.

Please see the Statement of Additional Information for additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

Sub-Advisers

The Fund operates under a manager-of-managers structure under an order issued by the Securities and Exchange Commission ("SEC"). The current order permits MCM to hire or amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring each sub-adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each sub-adviser's agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the applicable Portfolios all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any sub-adviser or any proposed material change in a sub-advisory agreement. The Fund will meet this requirement by providing shareholders of the applicable Portfolios with an information statement. With respect to a newly retained sub-adviser, or a change in a sub-advisory agreement, this information statement will be provided to shareholders of the applicable Portfolios a maximum of ninety (90) days after the addition of the new sub-adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more Portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Portfolio. Currently, there are no sub-advisers who are affiliated persons with MCM.

For those Portfolios for which MCM has entered into an agreement with a sub-adviser, the sub-adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. Each sub-adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for


                                       15


its officers and employees connected with investment and economic research, trading and investment management of a Portfolio. MCM, in turn, pays sub-advisory fees to each sub-adviser for its services.


                   IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolios
Shares of the Portfolios are not for sale directly to the public. Currently, the Portfolios' shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable annuity contracts, variable life insurance policies and to participants in connection with qualified retirement plans. In the future, shares of the Portfolios may be used to fund other variable contracts offered by Great-West, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares
The transaction price for buying, selling, or exchanging a Portfolio's shares is the net asset value of that Portfolio. Each Portfolio's net asset value is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that a Portfolio's assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio's assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio's assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. Each Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund's judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the board believes reflects fair value. This policy is intended to assure that a Portfolio's net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolios is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If a Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when a Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio's outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or Qualified Plan participants will not deal directly with the Fund regarding the purchase or redemption of a Portfolio's shares. Insurance company separate accounts place orders to purchase and redeem shares of each Portfolio based on allocation instructions received from variable contract owners. Similarly, Qualified Plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified Plan participants cannot contact the Fund directly to purchase shares of the Portfolios but may invest in shares of the


                                       16


Portfolios only through their Qualified Plan. Participants should contact their Qualified Plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of each Portfolio is the Portfolio's net asset value next calculated after the Portfolio receives the order in proper form or "good order." This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable a Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and Qualified Plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken.

Each Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in Qualified Plans that purchase shares of the Fund outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one Portfolio and purchasing shares of another Portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two Portfolios after the exchange request is received in proper form. Before exchanging into a Portfolio, read its prospectus.

Please note the following policies governing exchanges:

o    You can request an exchange in writing or by telephone.
o    Written requests should be submitted to:
         8515 East Orchard Road
         Greenwood Village, CO 80111.
o The form should be signed by the account owner(s) and include the following information:
     (1)  the name of the account;
     (2)  the account number;
     (3)  the name of the Portfolio from which the shares are to be sold;
     (4)  the dollar amount or number of shares to be exchanged;
     (5)  the name of the Portfolio(s) in which new shares will be purchased;
          and
     (6) the signature(s) of the person(s) authorized to effect exchanges in the account.
o    You can request an exchange by telephoning 1-800-537-2033.
o A Portfolio may refuse exchange purchases by any person or group if, in MCM's judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

o We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolios by telephone.
o If an account has more than one owner of record, we may rely on the instructions of any one owner.
o Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.
o We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.
o    All telephone calls will be recorded.


                                       17


o During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.
o Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

Each Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

o    The Profile Portfolios ordinarily distribute dividends semi-annually.
o All of the Portfolios generally distribute capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolios of the Fund are not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolios. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of a Portfolio's securities and the reflection of that change in the Portfolio's share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

The Fund maintains policies and procedures, approved by the board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in "good order", as described above) will be processed at the Portfolio's next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day's trade date at that day's net asset value.

The Portfolios have also adopted pricing procedures and guidelines, including procedures for fair value pricing of portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. The procedures serve to limit dilution to the Portfolios that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio's pricing time.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity.

1. Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of a Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the plan recordkeeper's resources will be utilized to assist with the identification of such investors; and

2. Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same Portfolio within 5 business days of each other. Upon identification of such investors, the past 90 days of the investor's activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM utilizes the resources of Great-West Retirement Services to contact the investor and the Plan involved. The investor receives a written request to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, trading restrictions may be implemented. The Portfolios and their agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolios believe represent market timing or excessive trading.

                                       18


Please note that the Fund's market timing procedures are such that the Fund does not impose trading restrictions unless or until a Portfolio or its agent first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading activity , as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolios or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolios and their agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolios and their agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolios do not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolios may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Portfolios.

The practices and policies described above are intended to deter and curtail market timing in the Portfolios. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolios typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund's practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolios are not currently separate taxable entities. It is possible a Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in any one of the Portfolios depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Effect of Foreign Taxes. Dividends and interest received by the Portfolios on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of each Portfolio will receive a report containing a summary of the Fund's performance and other information.

                                LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or Greenwood Investments LLC, the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged

                                       19


in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

                              FINANCIAL HIGHLIGHTS

The Fund's audited financial statements as of December 31, 2004, together with the notes thereto and the report of Deloitte & Touche LLP are incorporated by reference to Registrant's Forms N-CSR filed via EDGAR on February 28, 2005 and Forms N-CSR/A filed via EDGAR on March 3, 10, and 11, 2005. The financial highlights tables are intended to help you understand each Portfolio's financial history for the past five years, or, if shorter, the period of each Portfolio's operations. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose reports, along with the Fund's financial statements, are included in the Fund's Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.

MAXIM SERIES FUND, INC.

MAXIM AGGRESSIVE PROFILE I PORTFOLIO
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                                              Year Ended December 31,
                                                -------------------------------------------------------------------------------
                                                -------------------------------------------------------------------------------
                                                    2004             2003           2002 ~           2001 ~ ^        2000 ~
                                                --------------   -------------   --------------   -------------   -------------
                                                --------------   -------------   --------------   -------------   -------------
Net Asset Value, Beginning of Period          $         10.11  $         7.78  $          9.48  $        10.93  $        12.34

Income from Investment Operations

Net investment income                                    0.16            0.05             0.03            0.03            0.57
Capital gain distributions received                      0.31            0.05             0.10            0.25            0.27
                                                --------------   -------------   --------------   -------------   -------------
                                                --------------   -------------   --------------   -------------   -------------

     Total distributions received                        0.47            0.10             0.13            0.28            0.84

Net realized and unrealized gain (loss) on
     investments                                         1.23            2.28            (1.80)          (0.98)          (1.66)
                                                --------------   -------------   --------------   -------------   -------------
                                                --------------   -------------   --------------   -------------   -------------

Total Income (Loss) From
     Investment Operations                               1.70            2.38            (1.67)          (0.70)          (0.82)
                                                --------------   -------------   --------------   -------------   -------------
                                                --------------   -------------   --------------   -------------   -------------

Less Distributions

From net investment income                              (0.16)          (0.05)           (0.03)          (0.46)          (0.27)
From net realized gains                                                                                  (0.29)          (0.32)
                                                --------------   -------------   --------------   -------------   -------------
                                                --------------   -------------   --------------   -------------   -------------

Total Distributions                                     (0.16)          (0.05)           (0.03)          (0.75)          (0.59)
                                                --------------   -------------   --------------   -------------   -------------
                                                --------------   -------------   --------------   -------------   -------------

Net Asset Value, End of Period                $         11.65  $        10.11  $          7.78  $         9.48  $        10.93
                                                ==============   =============   ==============   =============   =============
                                                ==============   =============   ==============   =============   =============


Total Return                                           16.89%          30.57%          (17.62%)         (5.75%)         (6.82%)

Net Assets, End of Period ($000)              $        82,079  $       58,392  $        34,659  $       33,773 $        27,131

Ratio of Expenses to Average Net Assets #               0.25%           0.25%            0.25%           0.25%           0.25%

Ratio of Net Investment Income to
     Average Net Assets                                 1.67%           0.61%            0.41%           1.40%           0.17%

Portfolio Turnover Rate                                25.48%          50.10%           76.79%          96.98%          91.73%


 ~ Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

 ^ The per share information was computed based on average shares.

 # Does not include expenses of the investment companies in which the portfolio invests.


See notes to financial statements.                                                                                  (Continued)


                                       21



MAXIM SERIES FUND, INC.

MAXIM CONSERVATIVE PROFILE I PORTFOLIO
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                                              Year Ended December 31,
                                                  -----------------------------------------------------------------------------
                                                  -----------------------------------------------------------------------------
                                                      2004            2003            2002 ~          2001 ~         2000 ~
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

Net Asset Value, Beginning of Period            $         9.96  $          9.23  $         9.65  $       10.12  $        10.11

Income from Investment Operations

Net investment income                                     0.30             0.30            0.23           0.43            0.71
Capital gain distributions received                       0.04             0.05            0.09           0.14            0.19
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

     Total distributions received                         0.34             0.35            0.32           0.57            0.90

Net realized and unrealized gain (loss) on
     investments                                          0.34             0.69           (0.52)         (0.27)          (0.32)
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

Total Income (Loss) From
     Investment Operations                                0.68             1.04           (0.20)          0.30            0.58
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

Less Distributions

From net investment income                               (0.30)           (0.31)          (0.22)         (0.61)          (0.53)
From net realized gains                                                                                  (0.16)          (0.04)
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

Total Distributions                                      (0.30)           (0.31)          (0.22)         (0.77)          (0.57)
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

Net Asset Value, End of Period                  $        10.34  $          9.96  $         9.23  $        9.65  $        10.12
                                                  =============   ==============   =============   ============   =============
                                                  =============   ==============   =============   ============   =============


Total Return                                             6.92%           11.33%          (0.69%)         2.91%           5.86%

Net Assets, End of Period ($000)                $       37,766  $        32,155  $       28,128  $      20,349 $        17,421

Ratio of Expenses to Average Net Assets #                0.25%            0.25%           0.25%          0.25%           0.25%

Ratio of Net Investment Income to
     Average Net Assets                                  3.03%            3.13%           3.92%          4.58%           4.69%

Portfolio Turnover Rate                                 33.95%           86.47%          82.41%         84.75%          63.09%


~ Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

# Does not include expenses of the investment companies in which the portfolio invests.


See notes to financial statements.

                                                                                                                  (Continued)
                                       22


MAXIM SERIES FUND, INC.

MAXIM MODERATE PROFILE I PORTFOLIO
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                                              Year Ended December 31,
                                                  -----------------------------------------------------------------------------
                                                  -----------------------------------------------------------------------------
                                                      2004            2003            2002 ~          2001 ~         2000 ~
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

Net Asset Value, Beginning of Period            $        10.08  $          8.53  $         9.54  $       10.42  $        11.25

Income from Investment Operations

Net investment income                                     0.24             0.16            0.14           0.17            0.57
Capital gain distributions received                       0.16             0.04            0.09           0.19            0.31
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

     Total distributions received                         0.40             0.20            0.23           0.36            0.88

Net realized and unrealized gain (loss) on
     investments                                          0.74             1.51           (1.10)         (0.66)          (1.03)
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

Total Income (Loss) From
     Investment Operations                                1.14             1.71           (0.87)         (0.30)          (0.15)
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

Less Distributions

From net investment income                               (0.24)           (0.16)          (0.14)         (0.45)          (0.44)
From net realized gains                                                                                  (0.13)          (0.24)
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

Total Distributions                                      (0.24)           (0.16)          (0.14)         (0.58)          (0.68)
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

Net Asset Value, End of Period                  $        10.98  $         10.08  $         8.53  $        9.54  $        10.42
                                                  =============   ==============   =============   ============   =============
                                                  =============   ==============   =============   ============   =============


Total Return                                            11.34%           20.19%          (8.52%)        (2.74%)         (1.38%)

Net Assets, End of Period ($000)                $      200,257  $       125,318  $       61,960  $      50,729 $        37,808

Ratio of Expenses to Average Net Assets #                0.25%            0.25%           0.25%          0.25%           0.25%

Ratio of Net Investment Income to
     Average Net Assets                                  2.63%            2.17%           2.44%          3.22%           2.32%

Portfolio Turnover Rate                                 21.59%           57.76%          77.11%         93.99%          76.55%


~ Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

# Does not include expenses of the investment companies in which the portfolio invests.


See notes to financial statements.                                                                                  (Continued)

                                       23


MAXIM SERIES FUND, INC.

MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                                              Year Ended December 31,
                                                  -----------------------------------------------------------------------------
                                                  -----------------------------------------------------------------------------
                                                      2004            2003            2002 ~          2001 ~         2000 ~
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

Net Asset Value, Beginning of Period            $        10.29  $          8.42  $         9.73  $       10.81  $        12.18

Income from Investment Operations

Net investment income                                     0.22             0.14            0.10           0.01            0.56
Capital gain distributions received                       0.18             0.04            0.09           0.22            0.33
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

     Total distributions received                         0.40             0.18            0.19           0.23            0.89

Net realized and unrealized gain (loss) on
     investments                                          0.97             1.83           (1.40)         (0.75)          (1.39)
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

Total Income (Loss) From
     Investment Operations                                1.37             2.01           (1.21)         (0.52)          (0.50)
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

Less Distributions

From net investment income                               (0.22)           (0.14)          (0.10)         (0.44)          (0.35)
From net realized gains                                                                                  (0.12)          (0.52)
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

Total Distributions                                      (0.22)           (0.14)          (0.10)         (0.56)          (0.87)
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

Net Asset Value, End of Period                  $        11.44  $         10.29  $         8.42  $        9.73  $        10.81
                                                  =============   ==============   =============   ============   =============
                                                  =============   ==============   =============   ============   =============


Total Return                                            13.38%           23.94%         (12.03%)        (4.64%)         (4.34%)

Net Assets, End of Period ($000)                $      186,620  $       132,218  $       80,966  $      69,288 $        52,878

Ratio of Expenses to Average Net Assets #                0.25%            0.25%           0.25%          0.25%           0.25%

Ratio of Net Investment Income to
     Average Net Assets                                  2.00%            2.00%           2.00%          2.39%           1.25%

Portfolio Turnover Rate                                 30.33%           53.30%          76.97%         96.23%          74.26%


~ Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

# Does not include expenses of the investment companies in which the portfolio invests.


See notes to financial statements.                                                                                  (Continued)


                                       24


MAXIM SERIES FUND, INC.

MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                                            Year Ended December 31,
                                                ---------------------------------------------------------------------------
                                                ---------------------------------------------------------------------------
                                                    2004            2003          2002 ~          2001 ~         2000 ~
                                                -------------   -------------   ------------   ------------   -------------
                                                -------------   -------------   ------------   ------------   -------------

Net Asset Value, Beginning of Period          $         9.91  $         8.71  $        9.47  $       10.13  $        10.60

Income from Investment Operations

Net investment income                                   0.26            0.22           0.17           0.27            0.54
Capital gain distributions received                     0.12            0.04           0.09           0.18            0.41
                                                -------------   -------------   ------------   ------------   -------------
                                                -------------   -------------   ------------   ------------   -------------

    Total distributions received                        0.38            0.26           0.26           0.45            0.95

Net realized and unrealized gain (loss) on
    investments                                         0.57            1.17          (0.86)         (0.51)          (0.97)
                                                -------------   -------------   ------------   ------------   -------------
                                                -------------   -------------   ------------   ------------   -------------

Total Income (Loss) From
    Investment Operations                               0.95            1.43          (0.60)         (0.06)          (0.02)
                                                -------------   -------------   ------------   ------------   -------------
                                                -------------   -------------   ------------   ------------   -------------

Less Distributions

From net investment income                             (0.26)          (0.23)         (0.16)         (0.47)          (0.40)
From net realized gains                                                                              (0.13)          (0.05)
                                                -------------   -------------   ------------   ------------   -------------
                                                -------------   -------------   ------------   ------------   -------------

Total Distributions                                    (0.26)          (0.23)         (0.16)         (0.60)          (0.45)
                                                -------------   -------------   ------------   ------------   -------------
                                                -------------   -------------   ------------   ------------   -------------

Net Asset Value, End of Period                         10.60 $          9.91 $         8.71 $         9.47  $        10.13
                                                =============   =============   ============   ============   =============
                                                =============   =============   ============   ============   =============


Total Return                                           9.66%          16.49%         (5.31%)        (0.66%)         (0.12%)

Net Assets, End of Period ($000)                      47,169 $        35,878  $      23,352 $       18,788 $        16,132

Ratio of Expenses to Average Net Assets #              0.25%           0.25%          0.25%          0.25%           0.25%

Ratio of Net Investment Income to
    Average Net Assets                                 2.69%           2.65%          3.09%          3.62%           3.19%

Portfolio Turnover Rate                               31.05%          61.38%         82.07%         95.19%          80.88%


~ Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

# Does not include expenses of the investment companies in which the portfolio invests.


See notes to financial statements.                                                                            (Concluded)



                                       25











                             ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information ("SAI") contains more details about the investment policies and techniques of the Portfolios. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during its last fiscal year.

For a free copy of the SAI or annual or semi-annual reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and annual and semiannual reports are not made available in this manner.

The SAI and the annual and semi-annual reports are available on the EDGAR Database on the SEC's Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolios, including the SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-3364.



























                         This Prospectus should be read
                       and retained for future reference.

                                       26